STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of the 15th day of June, 1999, by and between GALAXY FOODS COMPANY, a Delaware corporation (the "Secured Party"), and MORINI INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Pledgor").

                                   BACKGROUND
                                   ----------

     1. As set forth in a Loan Agreement dated as of the date hereof (the "Loan Agreement"), between Secured Party and Pledgor, Secured Party has agreed to loan Angelo S. Morini, the sum of Twelve Million Seven Hundred Seventy-Two Thousand Two Hundred Dollars ($12,772,200) (the "Indebtedness"), with such Indebtedness being evidenced by a Promissory Note dated as of the date hereof (the "Note").

     2. Pledgor is beneficially owned and controlled by Angelo S. Morini.

     3. As security for repayment of the Indebtedness, Pledgor desires to grant to Secured Party a continuing security interest in 2,571,429 shares of the common stock of Secured Party, represented by stock certificate number ____, registered in the name of Pledgor and duly endorsed in blank and delivered to Secured Party herewith (the "Galaxy Shares" or the "Collateral").

                                    AGREEMENT

     NOW THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. RECITALS. The parties hereto acknowledge that the aforementioned recitals are true and correct and agree that such recitals, together with the definitions set forth therein and in the preamble to this Agreement, are hereby incorporated into this Agreement by this reference.

     2. CREATION OF SECURITY INTEREST. Pledgor hereby affirms, acknowledges, ratifies, grants and assigns in favor of Secured Party a first, prior, sole lien and security interest (the "Security Interest") in all of the Galaxy Shares and in all accessions, substitutions, replacements and proceeds thereof, including without limitation, whether by law, merger or exchange, to secure the outstanding principal balance of the Indebtedness. Pledgor hereby warrants and represents to Secured Party that the Galaxy Shares are owned by Pledgor free and clear of any liens, charges or encumbrances.

     3. TRANSFER OF SECURITIES TO SECURED PARTY. Secured Party shall hold the Collateral as security for the timely and complete performance by Pledgor of all of its obligations to Secured Party under the Loan Agreement, the Note and this Agreement, in accordance with the provisions of this Agreement.

     4. PERFECTION OF SECURITY INTEREST. The security interest in the Collateral shall be perfected pursuant to Sections 678.321(1) and 678.313(1)(a) of Florida Statutes by their delivery to Secured Party and the continued possession by Secured Party of same.

     5. PROXY. Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Galaxy Shares have been transferred into the name of Secured Party, as Pledgor's proxy, with full power to (a) attend meetings of stockholders held after the date of this Agreement and, to the extent permitted, vote the Galaxy Shares at those meetings in such manner as Secured Party shall, in its sole and absolute discretion, deem appropriate, (b) consent, in the sole and absolute discretion of Secured Party, to any action by or concerning Galaxy for which consent of the stockholders of Galaxy is or may be necessary or appropriate, and (c) do all things which Pledgor could do as a stockholder of Galaxy,
giving  and  granting  unto  Secured  Party  full  power  of  substitution   and
revocation. Notwithstanding the provisions contained in the preceding sentence (hereinafter referred to as the "Proxy Rights"), Secured Party hereby agrees that it will not perform, exercise, take or assert any of the Proxy Rights so long as Pledgor is not in default of the Loan Agreement, the Note or this Agreement, and that, in such situation, Pledgor may exercise all such Proxy Rights on its own. Pledgor hereby revokes all proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation of this proxy for so long as this Agreement is in force.

     6. COMPLIANCE WITH LOAN AGREEMENT AND NOTES. Upon Pledgor's repayment of (or the forgiveness of) all Indebtedness in accordance with the terms of the Loan Agreement and the Note, Secured Party, at its sole cost and expense, shall immediately redeliver and transfer the Galaxy Shares and all rights therein to Pledgor, free and clear of all liens, security interests and encumbrances, and this Agreement shall terminate.

     7. ORDINARY CARE BY SECURED PARTY. Secured Party must use ordinary care in the custody and preservation of the Collateral in its possession.

     8. ENDORSEMENT ON STOCK CERTIFICATES: Until such date as this Agreement is terminated, each certificate representing the Collateral now or hereafter issued to Pledgor shall bear a statement in substantially the following form:

          The transfer, encumbrance or other disposition (whether voluntary, involuntary or by operation of law) of the shares of stock evidenced by this certificate is restricted under the terms of a Stock Pledge Agreement dated as of June 15, 1999, by and between Galaxy Foods Company and Morini Investments Limited Partnership, a copy of which is on file and available for inspection at the principal office of Galaxy Foods Company.

     9. EVENT OF DEFAULT. An Event of Default shall occur upon the happening of any of the following:

          (a) Default in the performance of any of the obligations contained or referred to herein;

          (b) Default in the performance of Pledgor's obligations under either the Loan Agreement or the Note;

          (c) Any materially false warranty, representation or statement is made or furnished to Secured Party by or on behalf of Pledgor;

          (d) The insolvency, failure in business, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Act, of, by, or against Pledgor; or

          (e) The transfer or encumbrance, by any means, of any interest in the Collateral other than in favor of Secured Party.

     10. REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, Secured Party may, at its option, thereupon or thereafter, without notice to or demand upon Pledgor, declare any and all of the Indebtedness immediately due and payable without notice or demand and the same shall immediately become and be due and payable without notice or demand, and further, Secured Party may take the Collateral in its own name and dispose of such number of Galaxy Shares as may be necessary to satisfy the outstanding balance of the Indebtedness and any accrued interest thereon (as provided in the Loan Agreement) and all reasonable and necessary expenses of such taking and such sale, including, without limitation, reasonable attorneys' fees. Upon disposition by Secured Party of such Galaxy Shares, Pledgor shall not be liable for any deficiency in the Indebtedness or in any accrued interest or expenses, it being understood that Secured Party shall look solely to the Collateral for repayment of all Indebtedness, including accrued interest thereon (if any) and all expenses. Secured Party shall promptly account to Pledgor in writing for any surplus derived from such sale, and if any, Secured Party shall further cause a stock certificate evidencing such surplus shares to be issued, at its sole cost and expense, to Pledgor.

     11. MISCELLANEOUS PROVISIONS.

          (a) GOVERNING LAW; WAIVER OF TRIAL BY JURY. The validity of this Agreement and any provision hereof shall be determined under and be construed according to Florida Statutes, Chapter 678, and other applicable laws of the State of Florida. Each of the parties hereto waives any and all right to a trial by jury in any case, action, claim, counterclaim or proceeding brought before any court or tribunal concerning this Agreement or any matter arising in connection therewith. Venue for any action shall be in Orange County, Florida, and Pledgor hereby agrees to submit to such jurisdiction.

          (b) EFFECT OF INVALIDITY OF PARTICULAR PROVISIONS. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

          (c) CUMULATIVE RIGHTS, POWERS AND REMEDIES. The rights, powers and remedies given to Secured Party by this Agreement shall be in addition to all rights, powers and remedies given Secured Party by virtue of any statute or rule of law.

          (d) WAIVER. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy, under this Agreement shall not preclude the further exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

          (e) BINDING EFFECT. All of the terms, covenants, warranties and representations contained herein shall be binding upon the parties, their heirs, successors and assigns.

          (f) ENTIRE AGREEMENT. Except as specifically stated herein, this Agreement constitutes the entire agreement between parties and supersedes all agreements, representations, warranties, statements, promises and understandings not specifically set forth in this Agreement or in the certificates or documents delivered in connection herewith. Neither party has in any way relied, nor shall in any way rely, upon any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement or in such documents.

          (g) AMENDMENTS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          (h) HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) FURTHER ASSURANCES. Each of the parties hereto agree that they shall sign such additional and supplemental documents, including irrevocable stock powers, to implement the transactions contemplated pursuant to this Agreement when requested to do so to any party to this Agreement or Secured Party.

          (l)   COUNTERPARTS.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        SECURED PARTY:

                                        GALAXY FOODS COMPANY,
                                        a Delaware corporation

                                        By: /s/ Cynthia L. Hunter
                                            ---------------------------------
                                        Name: Cynthia L. Hunter
                                              -------------------------------
                                        Its: Chief Financial Officer
                                             --------------------------------


                                        PLEDGOR:

                                        MORINI INVESTMENTS LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: Morini Investments, LLC
                                        Its: General Partner


                                        By: /s/ Angelo S. Morini
                                            ---------------------------------
                                        Name: Angelo S. Morini
                                              -------------------------------
                                        Its: General Partner
                                             --------------------------------